Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

NOTE 9 – GOODWILL

In September of 2014, Zhong Chuan Shi Xun acquired a 100% interest in Zhong Chuan Rui You for a consideration of $7,391,894 (RMB48,000,000). Zhong Chuan Rui You is primarily engaged in Wi-Fi business, deploying Wi-Fi equipment on trains and providing passengers with entertainment and information services on trains. The fair value of the identifiable net assets of Zhong Chuan Rui You was $151,958 (RMB963,000) and goodwill of $7,239,936 was recorded.

In August of 2018, LK Technology acquired a 100% interest in Superengine Holding Limited for a consideration of $60,000,000, which was paid by the issuance of ordinary shares of the Company in an amount equal to the quotient of (x) the Purchase Price divided by (y) the average of the closing prices of the Ordinary Shares on the NASDAQ Capital Market over the 12 months period preceding July 31, 2018. Superengine possesses patented technologies in spatial-temporal big data indexing, storage, transmission and visualization that can be used in vector maps, HD intelligent maps, interactive location services, smart cities, intelligent transportation systems, mapping and surveying, remote sensing and monitoring. The fair value of the identifiable net assets of Superengine was $1,440,349, and an intangible asset of $54,070,987 and goodwill of $4,488,664 were recorded. Refer to Note 3 for details.

On December 4, 2020, the Company acquired a 67.36% equity interest in BoBtrain for a consideration of $2.5 million (RMB16.4 million). BotBrain is primarily engaged in smart learning. The fair value of the identifiable net assets of BotBrain was negative $607,120 and goodwill of $3,849,207 was recorded.

On March 17, 2021, the Company completed the acquisition of its 100% equity interest in Saleya for a consideration of (i) a cash amount of $102 million (RMB666 million), (ii) 9,819,926 LKCO ordinary shares and (iii) 1,500,310 LKCO preferred shares pursuant to a supplemental agreement dated February 24, 2021. The fair value of the identifiable net liabilities of Saleya was $10,828,009, and an intangible asset of $72,746,349 and goodwill of $71,808,110 were recorded. Refer to Note 3 for details.

	December 31,	December 31,
	2021	2020
Gross carrying value of goodwill
Zhong Chuan Rui You	$7,239,936	$7,239,936
Superengine	4,488,664	4,488,664
BotBtrain	3,849,207	3,849,207
Saleya	71,808,110	-

Less: impairment
Zhong Chuan Rui You	(3,619,968)	(3,619,968)
Superengine	-	-
BotBtrain	(1,994,986)	-
Saleya	-	-

Net carrying value of goodwill
Zhong Chuan Rui You	3,619,968	3,619,968
Superengine	4,488,664	4,488,664
BotBtrain	1,854,221	3,849,207
Saleya	71,808,110
	$81,770,963	$11,957,839

Our assessment of goodwill for impairment includes various inputs, including forecasted revenue, forecasted operating profits, terminal growth rates, and weighted-average costs of capital. The projected cash flows used in calculating the fair value of our reporting units, using the income approach, considered historical and estimated future results and general economic and market conditions, as well as the impact of planned business and operational strategies.

As a result of the termination of the Wi-Fi provision for express trains, we determined there was an interim goodwill impairment triggering event as Zhong Chuan Rui You’s customer resources are derived from previous business, which caused certain development restrictions. As a result of the identified triggering event, we estimated the fair value of the reporting unis using an income approach based on projected discounted cash flows. Based principally on lower forecasted revenue and operating profits caused by lower demand for our commercial gaming products, we recorded a $3,619,968 non-cash impairment loss during the year ended December 31, 2020.